SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report July 17, 2003

BAXTER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4448	36-0781620
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 948-2000

Item 5.	Other Events.

On July 17, 2003, Baxter International Inc. issued the attached press release stating that it is cooperating fully with a request from the Midwest Regional Office of the Securities and Exchange Commission to voluntarily provide information concerning recent downward revisions to the company’s growth and earnings forecasts for 2003.

The press release is filed as Exhibit 99 and incorporated by reference.

Item 7.	Exhibits.

99	Press Release dated July 17, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC. (Registrant)

By:	/s/ JAN STERN REED
Jan Stern Reed Corporate Secretary

Date: July 17, 2003

Exhibit Index

Exhibit No.	Description
99	Press Release dated July 17, 2003